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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                       (Date of earliest event reported):

                                January 23, 2003

                                 ANTIGENICS INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      000-29089              06-1562417
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                          630 FIFTH AVENUE, SUITE 2100
                            NEW YORK, NEW YORK 10111
              (Address of principal executive offices and zip code)

                                 (212) 994-8200
              (Registrant's telephone number, including area code)
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ITEM 5.  Other Events.

         On December 5, 2001, the Securities and Exchange Commission (the "Commission") declared effective the Registration Statement on Form S-3 of Antigenics Inc. (the "Company") (Registration No. 333-74002) which permits the Company to issue up to an aggregate of $100,000,000 of common stock, preferred stock, depository shares and debt securities. On August 2, 2002, the Commission declared effective the Registration Statement on Form S-3 of the Company (Registration No. 333-90380, together with Registration Statement No. 33-74002, the "Registration Statement"), which registration statement acts, pursuant to Rule 429 promulgated under the Securities Act of 1933, as amended, as a post-effective amendment to the registration statement first mentioned above.

         The Company has filed with the SEC a prospectus, consisting of a prospectus supplement dated January 23, 2003 together with base prospectus dated August 2, 2002, which relates to the Company's sale of 6,250,000 shares of its common stock. The prospectus contemplates the sale of 3,450,000 shares (plus an additional 517,500 shares if the underwriters' over-allotment is exercised in full) pursuant to an underwriting agreement entered into among the Company and UBS Warburg LLC, Morgan Keegan & Company, Inc., Needham & Company, Inc. and Ryan, Beck & Co. LLC dated January 23, 2003 (the "Underwriting Agreement"). The underwritten shares will be sold to the underwriters for $9.40 per share, and the initial public offering price for the underwritten shares will be $10.00 per share. The prospectus also covers the Company's sale of 2,800,000 shares of its common stock directly to a single investor, Brad M. Kelley, for $9.82 per share, a 1.8% discount from the public offering price. The Company expects to receive approximately $59.6 million in net proceeds from the offering, which is subject to closing conditions.

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement, the Company is filing the Underwriting Agreement and an opinion the Company received from its counsel regarding the validity of the shares to be sold pursuant to the prospectus.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c)      Exhibits.

                  1.3 Underwriting Agreement dated January 23, 2003 by and among Antigenics Inc. and UBS Warburg LLC, Morgan Keegan & Company, Inc., Needham & Company, Inc. and Ryan, Beck & Co. LLC.

                  5.3      Opinion of Ropes & Gray

                  23.4 Consent of Ropes & Gray (included as part of its opinion filed herewith).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANTIGENICS INC.

Date: January 24, 2003                 By:  /s/ Garo H. Armen
                                           -------------------------------------
                                            Garo H. Armen, Ph.D.
                                            Chairman and Chief Executive Officer
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                                  EXHIBIT INDEX

The following designated exhibits are filed herewith:

Exhibits:

Exhibit No.       Description
-----------       -----------
1.3               Underwriting Agreement dated January 23, 2003 by and among
                  Antigenics Inc. and UBS Warburg LLC , Morgan Keegan & Company,
                  Inc., Needham & Company, Inc. and Ryan, Beck & Co. LLC.

5.3               Ropes & Gray Opinion

23.4 Consent of Ropes & Gray (included as part of its opinion filed herewith).